EXHIBIT 10.4

STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT (as may be amended, restated or modified from time to time, this “Agreement”), dated as of September 12, 2016 is made by and betweenBerlisa B.V., and Sterling Skies B.V., on the one hand (each, a “Pledgor” and collectively, the “Pledgors”) and the parties listed on the signature page hereto, on the other hand, (each a “Pledgee” and collectively, “Pledgees”) and Legal & Compliance, LLC, as escrow agent (“Escrow Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to those certain Secured Convertible Promissory Notes as attached hereto as Exhibit A (the “Notes”), the Pledgees have loaned or committed to loan (collectively, the “Loan”) to IDdriven, Inc., a Nevada corporation (the “Borrower”), up to $300,000;

WHEREAS, as of the date hereof, each Pledgor is the registered and/or beneficial owners, or in control of, the amount of shares of common stock of the Borrower (the “Shares”) as follows: (i) Berlisa B.V. – 18,660,000 Shares, and (ii) Sterling Skies B.V. – 18,6660,000 Shares; and

WHEREAS, in order to induce the Pledgees to make the Loan, the Pledgors have agreed to pledge (the “Pledge”), as security for the obligations of the Borrower to the Pledgees as set forth in the Notes (the “Obligations”), all of the applicable Pledgor’s right, title and interest in and to the Shares (the “Pledged Shares”);

NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Pledgors and the Pledgees agree as set forth below:

SECTION 1.Defined Terms. Except as otherwise defined herein, terms defined in the Note shall have the same meaning when used herein.

SECTION 2. Grant of Security.

(a) As security for the Borrower’s obligations set forth in the Notes, the Pledgors hereby grant to each Pledgee a first priority lien on and a first priority security interest, in proportion to the Interest Percentage for each Pledgee as set forth on the signature page hereto (the “Interest Percentage”), in and to the following (collectively, the “Pledged Collateral”):

(i) the Pledged Shares and all capital, revenue, profit, income, gain or other property or proceeds, return on contribution or otherwise with respect to the Pledged Shares;

(ii) all securities, moneys or property representing dividends or interest on any of the Pledged Shares, or representing a distribution in respect of the Pledged Shares, or resulting from a split-up, revision, reclassification or other like change of the Pledged Shares or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Shares;

(iii) all right, title and interest of Pledgors in, to and under any policy of insurance payable by reason of loss or damage to the Pledged Shares;

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(iv) all other payments due or to become due to the Pledgors in respect of the Pledged Shares whether under any organizational document or otherwise, whether as contractual obligations, damages or otherwise; and

(v) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof.

(b) Simultaneously with the execution of the Note and this Agreement (the “Transaction Documents”), the Pledgors shall deliver to the Escrow Agent stock certificates representing the Pledged Shares (the “Transfer Documents”), and such stock certificates and Transfer Documents shall be held by the Escrow Agent until the full payment of all amounts due to the Pledgees under the Notes and through repayment in accordance with the terms of the Notes, or the termination or expiration of this Agreement.

(c) In addition to the remedies set forth in Section 5, below, upon the occurrence of an Event of Default (as defined in Section 5 below), the Pledgees shall be entitled to vote the Pledged Shares, to receive dividends and other distributions thereon, and to enjoy all other rights and privileges incident to the ownership of the Pledged Shares in proportion to the Interest Percentage.

(d) Upon the payment of all amounts due to the Pledgees under the Notes by repayment in accordance with the terms of the Notes, the parties hereto shall notify the Escrow Agent to such effect in writing. Upon receipt of such written notice for payment of the amounts due to the Pledgees under the Notes, the Escrow Agent shall return to the Pledgors the Pledged Shares and the certificates representing the Pledged Shares, whereupon any and all rights of Pledgees in the Pledged Shares shall be terminated. Notwithstanding anything to the contrary contained herein, upon full payment of all amounts due to the Pledgees under the Notes, by repayment in accordance with the terms of the Notes, this Agreement and Pledgees’ security interest and rights in and to the Pledged Shares shall terminate.

SECTION 3. Representations and Warranties. Each Pledgor represents and warrants that:

(a) it is the legal and beneficial owner of, and has good and marketable title to, the Pledged Shares, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the lien and security interest created and contemplated by this Agreement;

(b) it has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to create the lien and security interest contemplated by this Agreement; and

(c) this Agreement constitutes a valid obligation of the Pledgor, legally binding upon him and enforceable in accordance with its terms.

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SECTION 4.Covenants. Each Pledgor hereby covenants that during the continuance of this Agreement:

(a) he shall warrant and defend the right and title of the Pledgee conferred by this Agreement in and to the Pledged Shares at the cost of the Pledgor against the claims and demands of all persons whomsoever; and

(b) he shall not sell, assign, transfer, charge, pledge or encumber in any manner any part of the Pledged Shares or suffer to exist any encumbrance on the Pledged Shares;

SECTION 5. Remedies. At any time after the occurrence of an Event of Default (as defined in the Note) that has not yet been cured as set forth in the Note, Pledgees shall jointly provide written notice of such Default (the “Default Notice”) to the Escrow Agent, with a copy to the Pledgors. As soon as practicable after receipt of the Default Notice, the Escrow Agent shall deliver to Pledgees the Pledged Shares held by the Escrow Agent hereunder in proportion to the Interest Percentage, whereupon Pledgees may exercise all rights and remedies of a secured party with respect to such Pledged Shares as may be available under the Uniform Commercial Code as in effect in the State of Florida (the “UCC”).

SECTION 6. Application of Proceeds. All moneys collected or received by the Pledgees pursuant to this Agreement shall be applied to payment of the Borrower’s obligations under the Notes proportionately pursuant to the Interest Percentage.

SECTION 7. Concerning the Escrow Agent. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument, and may assume that any person purporting to give any writing, notice, advice or instructions in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner, and execution, or validity of any instrument deposited in this escrow, nor as to the identity, authority, or right of any person executing the same; and its duties hereunder shall be limited to the safekeeping of such certificates, monies, instruments, or other document received by him as such escrow holder, and for the disposition of the same in accordance with the written instruments accepted by him in the escrow. Pledgees and the Pledgors hereby agree, to defend and indemnify the Escrow Agent and hold it harmless from any and all claims, liabilities, losses, actions, suits, or proceedings at law or in equity, or any other expenses, fees, or charges of any character or nature which it may incur or with which it may be threatened by reason of his acting as Escrow Agent under this Agreement; and in connection therewith, to indemnify the Escrow Agent against any and all expenses, including attorneys’ fees and costs of defending any action, suit, or proceeding or resisting any claim . The Escrow Agent shall be vested with a lien on all property deposited hereunder, for indemnification of attorneys’ fees and court costs regarding any suit, proceeding or otherwise, or any other expenses, fees, or charges of any character or nature, which may be incurred by the Escrow Agent by reason of disputes arising between the makers of this escrow as to the correct interpretation of this Agreement and instructions given to the Escrow Agent hereunder, or otherwise, with the right of the Escrow Agent, regardless of the instructions aforesaid, to hold said property until and unless said additional expenses, fees, and charges shall be fully paid. Any fees and costs charged by the Escrow Agent for serving hereunder shall be paid by the Pledgors. The Escrow Agent may resign upon ten (10) days’ written notice to the parties in this Agreement. If a successor Escrow Agent is not appointed within this ten (10) day period, the Escrow Agent may petition a court of competent jurisdiction to name a successor.

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SECTION 8. Miscellaneous.

8.1 Further Assurances. The Pledgors agree that if this Agreement shall, in the reasonable opinion of Pledgees holding a majority of the Interest Percentage, at any time be deemed by the Pledgees, for any reason, insufficient in whole or in part to carry out the true intent and spirit hereof, each Pledgor shall execute or cause to be executed such other documents or deliver or cause to be delivered such further assurances as in the opinion of Pledgees holding a majority of the Interest Percentage may be required in order to more effectively accomplish the purposes of this Agreement including, without limitation, an alternative pledge or such other alternative security as Pledgees holding a majority of the Interest Percentage shall require.

8.2 Remedies Cumulative and Not Exclusive; No Waiver. Each and every right, power and remedy herein given to the Pledgees shall be cumulative and shall be in addition to every other right, power and remedy of the Pledgees now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy, whether herein given or otherwise existing, may be exercised from time to time, in whole or in part, and as often and in such order as may be deemed expedient by the Pledgees, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No failure, delay or omission by the Pledgees in the exercise of any right or power or in the pursuance of any remedy accruing upon any breach or default by the Pledgors shall impair any such right, power or remedy or be construed to be a waiver of any such right, power or remedy or to be an acquiescence therein; nor shall the acceptance by the Pledgees of any security or of any payment of or on account of any of the amounts due from the Pledgors to the Pledgees and maturing after any breach or default or of any payment on account of any past breach or default be construed to be a waiver of any right with respect to any future breach or default or of any past breach or default not completely cured thereby. In addition to the rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Obligations, the Pledgee shall have rights and remedies of a secured party under the UCC.

8.3 Successors and Assigns. This Agreement and all obligations of the Pledgors hereunder shall be binding upon the successors and assigns of each of the Pledgors and shall, together with the rights and remedies of the Pledgees hereunder, inure to the benefit of the Pledgees and their respective successors and assigns.

8.4 Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each of the Pledgors, each of the Pledgees and the Escrow Agent. Notwithstanding the forgoing, the parties acknowledge and agree that, as of the date hereof, the amount of the Notes entered into by the Borrower does not equal $300,000. Therefore the Pledgors, acting alone, shall have the right to amend this Agreement for the purposes of adding additional Pledgees in the event that additional Pledgees enter into additional Notes with the Borrower, and in connection therewith may amend the Interest Percentage of the Pledgees solely up to the point to reflect up to a total of $300,000 of Notes being issued (and therefore a Pledgee’s Interest Percentage hereunder may not be lowered below the Interest Percentage resulting from the issuance of $300,000 in Notes.)

8.5 Invalidity. If any provision of this Agreement shall at any time, for any reason, be declared invalid, void or otherwise inoperative by a court of competent jurisdiction, such declaration or decision shall not affect the validity of any other provision or provisions of this Agreement, or the validity of this Agreement as a whole and, to the fullest extent permitted by law, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Pledgees in order to carry out the intentions of the parties hereto as nearly as may be possible. The invalidity and unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

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8.6 Notices. All notices of request, demand and other communications hereunder shall be addressed, sent and deemed delivered in accordance with the Notes, including delivery of any such notices or communications to the Borrower on behalf of the Pledgors, which Pledgors hereby agree and acknowledge shall be valid and effective notice to the Pledgors hereunder.

8.7 Counterparts; Electronic Delivery. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or electronic transmission shall be deemed as effective as delivery of an originally executed counterpart. In the event that any Pledgor delivers an executed counterpart of this Agreement by facsimile or electronic transmission, such Pledgor shall also deliver an originally executed counterpart as soon as practicable, but the failure of such Pledgor to deliver an originally executed counterpart of this Agreement shall not affect the validity or effectiveness of this Agreement.

8.8 References. References herein to Sections, Exhibits and Schedules are to be construed as references to sections of, exhibits to, and schedules to, this Agreement, unless the context otherwise requires.

8.9 Headings. In this Agreement, Section headings are inserted for convenience of reference only and shall not be taken into account in the interpretation of this Agreement.

8.10 Termination. When all of the Obligations shall have been fully satisfied, the Pledgees agree that they shall forthwith release the Pledgors from their Obligations hereunder and the Pledgees, at the request and expense of the Pledgors, shall promptly execute and deliver to the Pledgors a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement.

8.11. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by the Agreement and any of the other agreements referenced herein (the “Transaction Documents”)(whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Broward County, Florida (the “Florida Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Florida Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Florida Courts, or such Florida Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under the Notes and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

8.12. Interest Percentage Savings Clause. Notwithstanding anything to the contrary in this Agreement, each Pledgee and the Pledgees collectively shall have the right to the Pledged Collateral only up to the extent of their respective Interest Percentage.

[Signatures appear on following pages]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed the day and year first above written.

PLEDGORS:

Berlisa B.V.

By:
Name:	Geurt van Wijk
Title:

Sterling Skies B.V.

By:
Name:	Remy de Vries
Title:

[Signatures Continue on Following Page]

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PLEDGEES:

Secured Party	Current Balance of Note	Interest Percentage
[Investor] By: _________________________________________ Name: _______________________________________ Title: ________________________________________	$_______	_____%

[Investor] By: _________________________________________ Name: _______________________________________ Title: _______________________________________	$_______	_____%

[Investor] By: _________________________________________ Name: _______________________________________ Title: ________________________________________	$_______	_____%

ESCROW AGENT:

Legal and Compliance, LLC

By:
Laura Anthony, for the firm

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Exhibit A

Convertible Promissory Notes

(Attached)

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